UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): MARCH 15, 2007


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

        DELAWARE                                         13-3357370
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation)


                    51 JAMES WAY, EATONTOWN, NEW JERSEY 07724
            (Address of principal executive offices, with zip code)


      (732) 542-2800 (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 15, 2007, Osteotech, Inc. (the "Company") reached a settlement, without admitting liability, in a previously reported action in the United States District Court, District of Oregon, entitled KMENT AND FILAN V. OSTEOTECH, INC. The settlement, which is subject to the execution of a definitive settlement agreement, requires a payment by the Company in the amount of $600,000 to the plaintiffs. A portion of this settlement payment may be covered by insurance. The Company is currently in discussion with its insurance carrier to determine the level of reimbursement, if any, the Company may receive under its insurance policies.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OSTEOTECH, INC.


Date:  March 21, 2007                       By: /S/ Mark H. Burroughs
                                                ---------------------------
                                                Mark H. Burroughs,
                                                Executive Vice President,
                                                Chief Financial Officer


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